[logo] M F S(R)
INVESTMENT MANAGEMENT
75 YEARS                                                      ANNUAL REPORT
WE INVENTED THE MUTUAL FUND(R)                                DECEMBER 31, 1998

[graphic omitted]

A SERIES OF MFS(R) VARIABLE INSURANCE TRUST(SM)

MFS(R) LIMITED
MATURITY SERIES

MFS(R) LIMITED MATURITY SERIES
A SERIES OF MFS(R) VARIABLE INSURANCE TRUST(SM)

TRUSTEES                          INVESTMENT ADVISER
Jeffrey L. Shames*                Massachusetts Financial Services Company
Chairman, Chief Executive         500 Boylston Street
Officer, and Director,            Boston, MA 02116-3741
MFS Investment Management(R)
                                  DISTRIBUTOR
Nelson J. Darling, Jr.            MFS Fund Distributors, Inc.
Professional Trustee              500 Boylston Street
                                  Boston, MA 02116-3741
William R. Gutow
Vice Chairman,                    SHAREHOLDER SERVICE CENTER
Capitol Entertainment             MFS Service Center, Inc.
Management Company;               P.O. Box 2281
Real Estate Consultant            Boston, MA 02107-9906

PORTFOLIO MANAGER                 For additional information,
James J. Calmas*                  contact your financial adviser.

CHAIRMAN AND PRESIDENT            CUSTODIAN
Jeffrey L. Shames*                State Street Bank and Trust Company

TREASURER                         AUDITORS
W. Thomas London*
                                  Deloitte & Touche LLP
ASSISTANT TREASURERS              WORLD WIDE WEB
Mark E. Bradley*                  www.mfs.com
Ellen Moynihan*
James O. Yost*

SECRETARY
Stephen E. Cavan*

ASSISTANT SECRETARY
James R. Bordewick, Jr.*

LETTER FROM THE CHAIRMAN

Dear Contract Owners:
In 1999, MFS celebrates its 75th anniversary. The nation's first mutual fund -- our Massachusetts Investors Trust (MIT) -- was introduced to the public on March 21, 1924. Since then, MFS Investment Management(R), the company that grew out of that original fund, has helped guide shareholders through many economic and investment cycles, primarily by focusing on the long-term opportunities created by an expanding global economy. As of December 31, 1998, MFS manages nearly $100 billion, and the firm's 2,000 people serve almost four million investors and their financial advisers worldwide.

One of the elements in the success of MIT did not exist before our founders invented it in 1924. That is daily redemption. This innovation meant that if you wanted to sell your investment in any MFS mutual fund, you would have the security of knowing that you could do so immediately by exchanging into another MFS fund. Or, if you needed your money for other purposes, it could quickly be wired or mailed to you. This daily redemption feature, through which new shares were created when people invested in MIT and were redeemed when people sold, brought another important change to the industry. Now, the price of a mutual fund's shares wasn't determined by supply and demand, but by the value of the securities owned by the fund.

Another factor in our growth was the development of one of the industry's first in-house research departments in 1932. Unlike companies that rely on Wall Street research reports, which can be used by many investors at the same time, MIT's managers built its long-term track record by visiting companies, talking to managers and competitors, and "kicking the tires" so they could judge the quality and potential of each company's products and services for themselves. Today, MFS has more than 100 full-time portfolio managers, stock analysts, and credit analysts who track the equity and bond markets. That number includes over 35 equity analysts who specialize in industries such as aviation, media, technology, automobiles, and utilities.

While MIT introduced the daily redemption feature, that was not our only invention. We also established the nation's first global bond fund, first high-yield municipal bond fund, and first high-yield municipal closed-end bond fund.

We are proud of the record of MIT and of the funds in the MFS Family of Funds, but we are also proud of our long-standing relationship with financial advisers. Not only do we believe investors can benefit from the advice of these experts but, as was shown during the market volatility of 1998, people who work with financial advisers are less likely to abandon their carefully designed, long-term investment strategies.

If there is a common thread running through these milestones, it is our always-increasing commitment to providing you with the best possible investment management and shareholder service, just as we have done for the past 75 years.

As we celebrate this anniversary, it is also a time for MFS to look ahead and build on our 75 years of innovation and experience to help meet your investment needs in the next century. We appreciate your confidence and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey L. Shames


    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management

    January 15, 1999

MANAGEMENT REVIEW AND OUTLOOK

Dear Contract Owners:
For the 12 months ended December 31, 1998, the Series provided a total return of 5.42% (including the reinvestment of any distributions). This compares to a 7.59% return for the Merrill Lynch One- to Five-Year Government/Corporate Bond Index (the Merrill Lynch Index), a total return index comprised of coupon-bearing U.S. Treasury issues, debt of agencies of the U.S. government, and corporate debt rated "Baa" or higher by Moody's Investors Services, Inc. The Series' return also compares to an 6.96% return for the Lehman Brothers One- to Three-Year Government/Corporate Bond Index (the Lehman Index), a total return index consisting of all U.S. government agency, Treasury, and investment-grade corporate debt securities with maturities of one to three years.

The biggest impact on the Series' performance over the past year came from hedge fund liquidations that hurt the corporate bond market. These liquidations caused a general credit crunch, particularly for financial services companies, making it hard for them to borrow. Also, investors were increasingly unwilling to buy financial assets at lower interest rates. This pushed up rates on these securities, which hurt the asset-backed and commercial mortgage-backed securities markets as well as companies that depend on those markets. However, there has been some improvement in this situation and, in terms of defaults on credit cards and home equity loans, we have not seen any decline in the strength of underlying credits. Prepayments on home equity loans have leveled off, and we believe the quality of new loans is slightly better because there is less competition. So financial services companies do look better. However, their situation has been hurt by the flight to U.S. Treasury securities. (Principal value and interest on Treasury securities are guaranteed by the U.S. government if held to maturity.)

While we have seen some improvement in the corporate bond market, we believe the risks have increased, so we have reduced our holdings in this sector to about 50% of assets, compared to about 60% six months ago. We remain confident in our asset-backed holdings, all of which are rated "AAA" by Standard & Poor's Corp. and many of which also have third-party insurance.

The Series' duration, or sensitivity to changes in interest rates, is about
1.9 years, which is slightly long given that we think interest rates are going to remain low.

Looking ahead, once we are past what has been a painful period for the fixed-income markets, we think a more normal situation will return, with interest rates tightening, that is, moving closer to those of Treasuries. We believe this should help reduce volatility in the fixed-income markets.

    Respectfully,

/s/ James J. Calmas


    James J. Calmas
    Portfolio Manager

The opinions expressed in this report are those of the portfolio manager and are only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The portfolio is actively managed, and current holdings may be different.

PORTFOLIO MANAGER'S PROFILE

James J. Calmas is Vice President -- Investments in the Fixed Income Department of MFS Investment Management(R) and is portfolio manager of MFS(R) Limited Maturity Fund, MFS(R) Limited Maturity Series (part of MFS(R) Variable Insurance Trust(SM)), and MFS(R) Meridian(SM) Limited Maturity Fund.

Mr. Calmas joined MFS in 1988 and was named Assistant Vice President in 1991 and Vice President in 1993. He is a graduate of Dartmouth College and holds an M.B.A. degree from the Amos Tuck School of Business Administration of Dartmouth College.

OBJECTIVE AND POLICIES

The Series primarily seeks as high a level of current income as is believed to be consistent with prudent investment risk, and secondarily seeks to protect shareholders' capital.

Commencement of investment operations: August 14, 1996

Size: $1.8 million net assets as of December 31, 1998

This report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including the exchange privilege and all charges and expenses, for any other MFS product is available from your financial adviser, or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

PERFORMANCE SUMMARY

The information below illustrates the historical performance of the Series in comparison to various market indicators. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. It is not possible to invest directly in an index.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
(For the period from September 1, 1996, through December 31, 1998)

                            Merrill Lynch                   Lehman Brothers
               MFS       1-5 Yr. Government/   Consumer   1-3 Yr. Government/
             Limited          Corporate         Price         Corporate
             Maturity           Bond            Index           Bond
              Series           Index           - U.S.          Index
------------------------------------------------------------------------------
 9/96        $10,000         $10,000          $10,000         $10,091
12/96         10,260          10,320           10,090          10,283
12/97         10,880          11,060           10,260          10,968
12/98         11,474          11,901           10,441          11,732

AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 1998
                                                                                                1 Year        10 Years/Life
---------------------------------------------------------------------------------------------------------------------------
MFS Limited Maturity Series*                                                                    +5.42%               +5.95%
---------------------------------------------------------------------------------------------------------------------------
Lehman Brothers 1-3 Year Government/Corporate Bond Index#                                       +6.96%               +7.10%
---------------------------------------------------------------------------------------------------------------------------
Average short-term investment grade debt#                                                       +5.78%               +7.21%
---------------------------------------------------------------------------------------------------------------------------
Merrill Lynch 1- to 5-Year Government/Corporate Bond Index**++                                  +7.59%               +7.76%
---------------------------------------------------------------------------------------------------------------------------
Consumer Price Index**(+)                                                                       +1.80%               +1.87%
---------------------------------------------------------------------------------------------------------------------------
  * For the period from the commencement of the Series' investment operations, August 14, 1996, through December 31, 1998.
 ** Source: CDA/Wiesenberger. "Life" refers to the period from September 1, 1996, through December 31, 1998.
  # Source: Lipper Analytical Services, Inc. "Life" refers to the period from September 1, 1996, through December 31, 1998.
(+) The Consumer Price Index is published by the U.S. Bureau of Labor Statistics and measures the cost of living (inflation).
 ++ Effective immediately, the Merrill Lynch 1- to 5-Year Government/Corporate Bond Index will no longer be used as a benchmark because we believe the Lehman Brothers 1- to 3-Year Government/Corporate Bond Index better reflects the Series' investment policies and objectives.

NOTES TO PERFORMANCE SUMMARY

All results are historical and assume the reinvestment of dividends and capital gains. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details.

Returns shown do not reflect the deduction of the mortality and expense risk charges and administration fees. Please refer to the annuity product's annual report for performance that reflects the deduction of the fees and charges imposed by insurance company separate accounts.

PORTFOLIO OF INVESTMENTS - December 31, 1998

Bonds - 85.2%
-------------------------------------------------------------------------------
                                                PRINCIPAL AMOUNT
ISSUER                                             (000 OMITTED)         VALUE
-------------------------------------------------------------------------------
U.S. Bonds - 80.6%
  Apparel and Textiles - 2.3%
    Hilfiger (Tommy) USA, Inc., 6.5s, 2003                 $  23     $   22,668
    Jones Apparel, 6.25s, 2001##                              20         19,904
                                                                     ----------
                                                                     $   42,572
-------------------------------------------------------------------------------
  Banks and Credit Companies - 5.0%
    Capital One Financial Corp., 7.25s, 2003               $  20     $   19,714
    Great Western Financial Corp., 6.375s, 2000               22         22,214
    GS Escrow Corp., 6.75s, 2001##                            35         34,180
    Westpac Banking, 9.125s, 2001                             13         14,061
                                                                     ----------
                                                                     $   90,169
-------------------------------------------------------------------------------
  Containers - 1.5%
    Owens-Illinois, Inc., 11s, 2003                        $  25     $   26,750
-------------------------------------------------------------------------------
  Corporate Asset Backed - 15.2%
    Aames Mortgage Trust, 6.75s, 2021                      $  17     $   17,209
    Amresco Residential Securities Mortgage Loan, 5.94s,
      2015                                                    34         33,989
    BankBoston Home Equity Loan Trust, 5.89s, 2013            17         16,942
    Charming Shoppes Master Trust, 7s, 1999                   17         17,058
    Discover Card Master Trust, 5.85s, 2006                   20         20,088
    First Chicago Master Trust, 5.816s, 2003                  25         24,961
    Green Tree Financial Corp., 6.04s, 2029                   18         18,011
    MBNA Master Credit Card Trust, 5.25s, 2006                25         24,813
    Merrill Lynch Mortgage Investors, Inc., 5.65s, 2030       17         17,149
    Partners First Credit Card Master Trust, 5.635s, 2004     50         49,859
    SLM Student Loan Trust, 5.262s, 2004                      18         18,174
    Time Warner Pass-Through Asset Trust, 6.1s, 2001##        19         19,306
                                                                     ----------
                                                                     $  277,559
-------------------------------------------------------------------------------
  Financial Institutions - 5.9%
    Advanta Corp., 6.574s, 2000                            $  10     $    9,608
    Advanta Corp., 6.925s, 2002                               20         17,380
    Associates Corp., 5.75s, 2003                             25         25,206
    Contifinancial Corp., 7.5s, 2002                          12          8,629
    Merrill Lynch & Co., 6.02s, 2001                          43         43,515
    United Cos. Financial Corp., 9.35s, 1999                   5          3,750
                                                                     ----------
                                                                     $  108,088
-------------------------------------------------------------------------------
  Forest and Paper Products - 1.2%
    Georgia-Pacific, 9.95s, 2002                           $  20     $   22,307
-------------------------------------------------------------------------------
  Medical and Health Technology and Services - 0.9%
    Columbia/HCA Healthcare Corp., 6.5s, 1999              $  17     $   16,981
-------------------------------------------------------------------------------
  Oils - 1.4%
    Occidental Petroleum Corp., 10.125s, 2001              $  23     $   25,147
-------------------------------------------------------------------------------
  Railroads - 1.2%
    Union Pacific Corp., 6.34s, 2003                       $  21     $   21,113
-------------------------------------------------------------------------------
  Supermarkets - 1.1%
    Safeway, Inc., 5.875s, 2001                            $  20     $   20,075
-------------------------------------------------------------------------------
  Telecommunications - 6.4%
    Continental Cablevision, Inc., 11s, 2007               $  15     $   16,112
    Cox Communications, Inc., 6.15s, 2003                     35         35,648
    TKR Cable, Inc., 10.5s, 2007                              40         43,606
    WorldCom, Inc., 8.875s, 2006                              20         21,859
                                                                     ----------
                                                                     $  117,225
-------------------------------------------------------------------------------
  Transportation - 1.4%
    Hertz Corp., 6.5s, 2000                                $  25     $   25,252
-------------------------------------------------------------------------------
  U.S. Federal Agencies - 6.8%
    Federal Home Loan Bank, 5.525s, 2000                   $  50     $   50,414
    Federal Home Loan Mortgage Corp., 6.163s, 2027            12         12,328
    Federal National Mortgage Association, 7s, 2012           60         61,462
                                                                     ----------
                                                                     $  124,204
-------------------------------------------------------------------------------
  U.S. Government Guaranteed - 27.6%
    U.S. Treasury Notes, 8.875s, 1999                      $  20     $   20,094
    U.S. Treasury Notes, 5.75s, 2000                          50         51,263
    U.S. Treasury Notes, 5.375s, 2001                         25         25,383
    U.S. Treasury Notes, 6.25s, 2001                         185        192,838
    U.S. Treasury Notes, 6.5s, 2001                          175        183,012
    U.S. Treasury Notes, 6.625s, 2002                         30         31,711
                                                                     ----------
                                                                     $  504,301
-------------------------------------------------------------------------------
  Utilities - Electric - 2.7%
    California Infrastructure, 6.17s, 2003                 $  26     $   26,321
    Comed Transition Funding Trust, 5.29s, 2003               17         16,958
    Salton Sea Funding Corp., 6.69s, 2000                      6          6,319
                                                                     ----------
                                                                     $   49,598
-------------------------------------------------------------------------------
Total U.S. Bonds                                                     $1,471,341
-------------------------------------------------------------------------------
Foreign Bonds - 4.6%
  Chile - 1.0%
    Empresa Electric Guacolda S.A., 7.6s, 2001
      (Utilities - Electric)##                             $  20     $   19,111
-------------------------------------------------------------------------------
  Colombia - 0.8%
    Republic of Colombia, 12.243s, 2005                    $  15     $   13,725
-------------------------------------------------------------------------------
  Germany - 1.9%
    Bayerische Landesbank Girozent 5.625s, 2001
      (Banks and Credit Cos.)                              $  35     $   35,173
-------------------------------------------------------------------------------
  Supra-National - 0.9%
    Corporacion Andina de Fomento 7.1s, 2003
      (Banks and Credit Cos.)                              $  17     $   16,747
-------------------------------------------------------------------------------
Total Foreign Bonds                                                  $   84,756
-------------------------------------------------------------------------------
Total Bonds (Identified Cost, $1,559,351)                            $1,556,097
-------------------------------------------------------------------------------

Short-Term Obligations - 13.7%
-------------------------------------------------------------------------------
    Federal Home Loan Mortgage Corp., due 1/04/99, at
      Amortized Cost                                       $ 250     $  249,906
-------------------------------------------------------------------------------
Total Investments (Identified Cost, $1,809,257)                      $1,806,003

Other Assets, Less Liabilities - 1.1%                                    20,279
-------------------------------------------------------------------------------
Net Assets - 100.0%                                                  $1,826,282
-------------------------------------------------------------------------------

## SEC Rule 144A restriction.

See notes to financial statements

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
-------------------------------------------------------------------------
DECEMBER 31, 1998
-------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $1,809,257)          $1,806,003
  Cash                                                              1,380
  Receivable for Series shares sold                                52,919
  Interest receivable                                              21,640
  Receivable from investment adviser                                6,108
  Deferred organization expenses                                    4,830
  Other assets                                                      1,364
                                                               ----------
      Total assets                                             $1,894,244
                                                               ----------
Liabilities:
  Payable for Series shares reacquired                         $      133
  Payable for investments purchased                                61,675
  Payable to affiliates for management fee                             27
  Accrued expenses and other liabilities                            6,127
                                                               ----------
      Total liabilities                                        $   67,962
                                                               ----------
Net assets                                                     $1,826,282
                                                               ==========
Net assets consist of:
  Paid-in capital                                              $1,829,543
  Unrealized depreciation on investments                           (3,254)
  Accumulated undistributed net realized loss on investments           (7)
                                                               ----------
      Total                                                    $1,826,282
                                                               ==========
Shares of beneficial interest outstanding                        179,704
                                                                 =======

Net asset value per share
  (net assets / shares of beneficial interest outstanding)       $10.16
                                                                 ======

See notes to financial statements

Statement of Operations
-----------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 1998
-----------------------------------------------------------------------------
Net investment income:
  Interest income                                                     $76,475
                                                                      -------

  Expenses -
    Management fee                                                    $ 6,630
    Trustees' compensation                                              1,971
    Shareholder servicing agent fee                                       421
    Administrative fee                                                    139
    Custodian fee                                                       4,723
    Printing                                                            8,414
    Auditing fee                                                        4,550
    Legal fees                                                          1,571
    Amortization of organization expenses                               1,832
    Miscellaneous                                                       1,671
                                                                      -------
      Total expenses                                                  $31,922
    Fees paid indirectly                                                 (422)
    Reduction of expenses by investment adviser                       (19,448)
                                                                      -------
      Net expenses                                                    $12,052
                                                                      -------
        Net investment income                                         $64,423
                                                                      -------
Realized and unrealized gain (loss) on investments:
  Realized gain (identified cost basis) on investment transactions    $ 2,093
  Change in unrealized depreciation on investments                     (3,927)
                                                                      -------
        Net realized and unrealized loss on investments               $(1,834)
                                                                      -------
          Increase in net assets from operations                      $62,589
                                                                      =======

See notes to financial statements

Statement of Changes in Net Assets
------------------------------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31,                                                    1998                1997
------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                                 $   64,423            $ 35,079
  Net realized gain on investments                                           2,093                 653
  Net unrealized loss on investments                                        (3,927)             (1,204)
                                                                        ----------            --------
    Increase in net assets from operations                              $   62,589            $ 34,528
                                                                        ----------            --------

Distributions declared to shareholders -
  From net investment income                                            $  (64,423)           $(34,958)
  From net realized gain on investments                                     (1,008)               (613)
  In excess of net investment income                                          (384)                (77)
                                                                        ----------            --------
    Total distributions declared to shareholders                        $  (65,815)           $(35,648)
                                                                        ----------            --------
Net increase in net assets from Series share transactions               $1,128,448            $179,248
                                                                        ----------            --------
      Total increase in net assets                                      $1,125,222            $178,128
Net assets:
  At beginning of period                                                   701,060             522,932
                                                                        ----------            --------

  At end of period (including accumulated distributions in excess
    of net investment income of $0 and $9, respectively)                $1,826,282            $701,060
                                                                        ==========            ========

See notes to financial statements

Financial Highlights
-----------------------------------------------------------------------------------------------------------------
                                                                       YEAR ENDED
                                                                     DECEMBER 31,                   PERIOD ENDED
                                                              -----------------------------         DECEMBER 31,
                                                                    1998               1997                1996*
-----------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                             $10.01             $10.01               $10.00
                                                                  ------             ------               ------

Income from investment operations# -
  Net investment income(S)                                        $ 0.55             $ 0.62               $ 0.25
  Net realized and unrealized gain (loss) on investments           (0.01)             (0.01)                0.01
                                                                  ------             ------               ------
      Total from investment operations                            $ 0.54             $ 0.61               $ 0.26
                                                                  ------             ------               ------

Less distributions declared to shareholders -
  From net investment income                                      $(0.38)            $(0.60)              $(0.25)
  From net realized gain on investments                            (0.01)             (0.01)                --
  In excess of net investment income                               (0.00)+++           --                   --
                                                                  ------             ------               ------
      Total distributions declared to shareholders                $(0.39)            $(0.61)              $(0.25)
                                                                  ------             ------               ------
Net asset value - end of period                                   $10.16             $10.01               $10.01
                                                                  ======             ======               ======
Total return                                                       5.42%              6.08%                2.61%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                       1.03%              1.02%                1.03%+
  Net investment income                                            5.34%              6.13%                6.61%+
Portfolio turnover                                                   94%               167%                 109%
Net assets at end of period (000 omitted)                         $1,826             $  701               $  523

  * For the period from the commencement of the Series' investment operations, August 14, 1996, through December 31, 1996.
  + Annualized.
 ++ Not annualized.
+++ Per share amount is less than $0.01.
  # Per share data are based on average shares outstanding.
 ## The Series has an expense offset arrangement which reduces the Series' custodian fee based upon the amount of cash maintained by the series with its custodian and dividend disbursing agent. The Series' expenses are calculated without reduction for this expense.
(S) Subject to reimbursement by the Series, the investment adviser agreed to maintain expenses of the Series, exclusive of management fees, at not more than 0.45% of average daily net assets. To the extent actual expenses were over this limitation, the net investment income per share and ratios would have been:

    Net investment income                                         $ 0.38             $ 0.10               $ 0.01
    Ratios (to average net assets):
      Expenses##                                                   2.64%              6.20%                7.55%+
      Net investment income                                        3.73%              0.95%                0.09%+

See notes to financial statements

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS Limited Maturity Series (the Series) is a diversified series of MFS Variable Insurance Trust (the Trust) which is comprised of the following 13
Funds: MFS(R) Bond Series, MFS(R) Emerging Growth Series, MFS(R)/Foreign & Colonial Emerging Markets Equity Series, MFS(R) Growth with Income Series, MFS(R) High Income Series, MFS Limited Maturity Series, MFS(R) Money Market Series, MFS(R) New Discovery Series, MFS(R) Research Series, MFS(R) Total Return Series, MFS(R) Utilities Series, MFS(R) Value Series, and MFS(R) World Government Series. The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The shareholders of each Series of the Trust are separate accounts of insurance companies which offer variable annuity and/or life insurance products. As of December 31, 1998, there were 8 shareholders in the Series.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Investment Valuations - Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues, forward contracts, and swap agreements, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

Deferred Organization Expenses - Costs incurred by the Series in connection with its organization have been deferred and are being amortized on a straight-line basis over a five-year period beginning on the date of commencement of Series operations.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount and premium is accreted/amortized for financial statement and tax reporting purposes as required by federal income tax regulations. Interest payments received in additional securities are recorded on the ex-interest date in an amount equal to the value of the security on such date. Some securities may be purchased on a "when-issued" or "forward delivery" basis, which means that the securities will be delivered to the Series at a future date, usually beyond customary settlement time.

Fees Paid Indirectly - The Series' custody fee is calculated as a percentage of the Series' month end net assets. The fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the Series. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Series' policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its [taxable] income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. The Series files a tax return annually using tax accounting methods required under provisions of the Code, which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Series' tax return.

Distributions to shareholders are recorded on the ex-dividend date. The Series distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. During the year ended December 31, 1998, $393 and $52 was reclassified to accumulated distributions in excess of net investment income and paid in capital, respectively, from accumulated net realized gain on investments.

(3) Transactions with Affiliates
Investment Adviser - The Series has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.55% of the Series' average daily net assets.

The Series has a temporary expense reimbursement agreement whereby MFS has voluntarily agreed to pay all of the Series' operating expenses, exclusive of management fees. The Series in turn will pay MFS an expense reimbursement fee not greater than 0.45% of average daily net assets. To the extent that the expense reimbursement fee exceeds the Series' actual expenses, the excess will be applied to amounts paid by MFS in prior years. At December 31, 1998, the aggregate unreimbursed expenses owed to MFS by the Series amounted to $61,867.

The Series pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Trust, all of whom receive remuneration for their services to the Series from MFS. Certain officers and Trustees of the Series are officers or directors of MFS and MFS Service Center, Inc. (MFSC).

Administrator - The Series has an administrative services agreement with MFS to provide the Series with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the Series pays MFS an administrative fee at the following annual percentages of the Series' average daily net assets:

                First $1 billion                       0.0150%
                Next $1 billion                        0.0125%
                Next $1 billion                        0.0100%
                In excess of $3 billion                0.0000%

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the Series' average daily net assets at an effective annual rate of 0.035%.

(4) Portfolio Securities
Purchases and sales of investments, other than short-term obligations, were as follows:

                                                  PURCHASES             SALES
-----------------------------------------------------------------------------
U.S. government securities                       $  869,595        $  416,215
                                                 ----------        ----------
Investments (non-U.S. government securities)     $1,045,392        $  475,377
                                                 ----------        ----------

The cost and unrealized appreciation or depreciation in value of the investments owned by the Series, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                     $1,809,266
                                                                   ----------
Gross unrealized depreciation                                      $  (15,363)
Gross unrealized appreciation                                          12,100
                                                                   ----------
    Net unrealized depreciation                                    $   (3,263)
                                                                   ==========

(5) Shares of Beneficial Interest
The Series' Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in Series shares were as follows:

                                         YEAR ENDED DECEMBER 31, 1998      YEAR ENDED DECEMBER 31, 1997
                                      -------------------------------   -------------------------------
                                             SHARES            AMOUNT          SHARES            AMOUNT
-------------------------------------------------------------------------------------------------------
Shares sold                                 187,508        $1,935,225          21,169          $216,032
Shares issued to shareholders in
  reinvestment
  of distributions                            6,486            65,828           3,554            35,646
Shares reacquired                           (84,291)         (872,605)         (6,961)          (72,430)
                                            -------        ----------          ------          --------
    Net increase                            109,703        $1,128,448          17,762          $179,248
                                            =======        ==========          ======          ========

(6) Line of Credit
The Series and other affiliated funds participate in an $805 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of Series shares. Interest is charged to each Series, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Series for the year ended December 31, 1998, was $10.

INDEPENDENT AUDITORS' REPORT

To the Trustees of MFS Variable Insurance Trust and Shareholders of MFS Limited Maturity Series:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Limited Maturity Series (the Series) (one of the series constituting MFS Variable Insurance Trust) as of December 31, 1998, the related statement of operations for the year then ended, the statement of changes in net assets for the years ended December 31, 1998 and 1997, and the financial highlights for each of the years in the three-year period ended December 31, 1998. These financial statements and financial highlights are the responsibility of the Series' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at December 31, 1998 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MFS Limited Maturity Series at December 31, 1998, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
February 4, 1999

(C)1999 MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116-3741
                                                                 VLM-2 2/99 900